Dated Deed of Amendment and Restatement - Commonwealth Facility Agreement Parti es Commonwealth of Australia as represented by the Department of Infrastructure, Transport, Regional Development, Communications, Sport and the Arts Each entity listed in Schedule 1 Norton Rose Fulbright Australia Level 5, 60 Martin Place Sydney NSW 2000 nortonrosefulbright.com Our ref: 4081080

APAC-#312885949-v11 © Norton Rose Fulbright Australia Contents 1 Definitions ....................................................................................................................... 1 1.1 Definitions .......................................................................................................... 1 1.2 Interpretation ...................................................................................................... 2 1.3 Commonwealth Finance Document .................................................................. 2 2 Amendments to the Commonwealth Facility Agreement ............................................... 2 2.1 Amendments ...................................................................................................... 2 2.2 Effect of the Amendment ................................................................................... 2 2.3 Ratification, Confirmation and Consent ............................................................. 2 3 Adherence to the Commonwealth Facility Agreement ................................................... 3 4 Amendments to security documents .............................................................................. 3 5 General ........................................................................................................................... 3 6 Counterparts ................................................................................................................... 4 7 Attorney .......................................................................................................................... 4 8 Governing law ................................................................................................................. 4 Schedule 1 – Obligors ................................................................................................................. 5 Schedule 2 – Amendment to Existing Security Documents ........................................................ 6 Schedule 3 – Amendment to Commonwealth Security Documents ......................................... 14 Signing Pages ........................................................................................................................... 17 Annexure A – Further Amended and Restated Commonwealth Facility Agreement ................ 21

APAC-#312885949-v11 1 © Norton Rose Fulbright Australia Deed dated Parties Commonwealth of Australia as represented by the Department of Infrastructure, Transport, Regional Development, Communications, Sport and the Arts ABN 86 267 354 017 of 111 Alinga Street, Canberra ACT 2601 (the Commonwealth) The entities listed in Schedule 1 (each an Obligor) Introduction A On 11 November 2024, the Parties, among others, executed the Commonwealth Facility Agreement which was amended on 18 June 2025 and subsequently. B The Parties agree to amend and restate the Commonwealth Facility Agreement in the form annexed to Annexure A. It is agreed 1 Definitions 1.1 Definitions These meanings apply unless the contrary intention appears: (1) Commonwealth Facility Agreement means the document entitled “Commonwealth Facility Agreement” dated 11 November 2024, as amended from time to time, between, among others, the Commonwealth and the Obligors (other than the Pilot Schools). (2) Commonwealth Finance Document has the meaning given to that term in the Commonwealth Facility Agreement. (3) Commonwealth Security Document has the meaning given in Schedule 3. (4) Deed means this deed, including any schedule or annexure to it. (5) Effective Date means the Restructure Effective Date (as defined in the Restructuring Coordination Deed). (6) Existing Security Document has the meaning given in Schedule 2. (7) Finance Document has the meaning given to that term in the New Facility Agreement. (8) New Facility Agreement means the document entitled ‘Facility Agreement’ to be entered into between certain of the Obligors and the Commonwealth.

APAC-#312885949-v11 2 © Norton Rose Fulbright Australia (9) Parties means the parties to this Deed. (10) Pilot Schools means AAPA Victoria Pty Ltd (ACN 118 837 586) and Australian Airline Pilot Academy Pty Ltd (ACN 128 392 469). (11) Restructuring Coordination Deed means the document titled “Restructuring Coordination Deed – Regional Express Airlines” dated 21 October 2025 between Air T, Inc and the Commonwealth. 1.2 Interpretation (1) Unless otherwise defined in this Deed, capitalised terms defined in the Commonwealth Facility Agreement (including by incorporation) have the same meaning when used in this Deed. (2) Unless otherwise stated in this Deed, all clause references are references to clauses of the Commonwealth Facility Agreement. (3) Clause 1.2 (Interpretation), Clause 1.3 (Multiple Parties), Clause 7 (Representations and Warranties), Clause 10 (Costs and Expenses), Clause 19 (Governing law and jurisdiction) and Clause 20 (Electronic execution and exchange of counterparts) apply as if set out in this Deed in full, with all necessary changes, including, where applicable, as if references to ‘this Agreement’ were references to this Deed. 1.3 Commonwealth Finance Document This Deed is designated a Commonwealth Finance Document for the purposes of the Commonwealth Facility Agreement. 2 Amendments to the Commonwealth Facility Agreement 2.1 Amendments Each Party agrees that with effect on and from the Effective Date, the Commonwealth Facility Agreement is amended and restated as set out in Annexure A. 2.2 Effect of the Amendment The Parties acknowledge and agree that: (1) the effect of this Deed is to amend and restate the Commonwealth Facility Agreement in the manner set out in Annexure A of this Deed; (2) this Deed does not, and is not intended to, affect the validity or enforceability of, or terminate, discharge or rescind the Commonwealth Facility Agreement; and (3) on and from the Effective Date, references to the Commonwealth Facility Agreement in each Commonwealth Finance Document (except for this Deed) will be to the Commonwealth Facility Agreement as further amended and restated by this Deed. 2.3 Ratification, Confirmation and Consent (1) On and from the Effective Date, other than as expressly amended by this Deed, the Commonwealth Facility Agreement remains in full force and effect and the Parties ratify and confirm the Commonwealth Facility Agreement as amended and restated by this Deed.

APAC-#312885949-v11 3 © Norton Rose Fulbright Australia (2) Each Obligor acknowledges and confirms that each Commonwealth Security Document to which it is a party prior to the Effective Date continues in full force and effect and secures the Secured Money on and from the Effective Date, despite: (a) the execution of this Deed; (b) any amendments to any Commonwealth Finance Documents; and (c) the transactions contemplated by this Deed. 3 Adherence to the Commonwealth Facility Agreement The Obligors each confirm and acknowledge that on and from the Effective Date they will continue to be bound by the provisions of the Commonwealth Facility Agreement, as amended and restated by this Deed, and each other Commonwealth Finance Document to which it is a party. 4 Amendments to security documents (1) On and from the Effective Date: (a) the Parties to each Existing Security Document hereby agree that each such security document is amended as set out in Schedule 2; (b) the Parties to each Commonwealth Security Document hereby agree that each such security document is amended as set out in Schedule 3. (2) The Parties confirm and agree that: (a) subject to this clause, each Existing Security Document, each Commonwealth Security Document and each other Finance Document remain in full force and effect; (b) the amendment of an Existing Security Document, Commonwealth Finance Document or any other Finance Document does not affect the enforceability or validity of those documents; (c) the obligations under or in connection with each Existing Security Document and each Commonwealth Security Document will continue in full force and effect following their amendment and the amendment or entry into of any Finance Documents; and (d) the Obligors’ obligations under the Finance Documents will continue and, accordingly, the Secured Moneys (as defined in each Existing Security Document) and the Secured Money (as defined in each Commonwealth Security Document) includes all money owing by the Obligors to the Commonwealth under the Finance Documents. 5 General Clauses 26 (Severability), 27 (Variation), 28 (Waivers and exercise of rights) and 29 (Notices) of the New Facility Agreement apply to this document as if they were fully set out in this document, with necessary changes for context.

APAC-#312885949-v11 4 © Norton Rose Fulbright Australia 6 Counterparts This document may consist of a number of copies each signed by one or more parties to this document. If so, the signed copies are treated as making up the one document. 7 Attorney If an attorney executes this document, the attorney declares that the attorney has no notice of revocation, termination or suspension of the power of attorney under which the attorney executes this document. 8 Governing law This document is governed by New South Wales law and each Party irrevocably submits to the non-exclusive jurisdiction of the courts of that place. Executed as a deed.

APAC-#312885949-v11 5 © Norton Rose Fulbright Australia Schedule 1 – Obligors 1. Regional Express Holdings Limited (ACN 099 547 270); 2. AAPA Victoria Pty Ltd (ACN 118 837 586); 3. Air Partners Pty Ltd (ACN 065 221 356; 4. Australian Airline Pilot Academy Pty Ltd (ACN 128 392 469); 5. Rex Flyer Pty Ltd (ACN 671 816 621); 6. Australian Aero Propeller Maintenance Pty Ltd (ACN 131 278 889); 7. Rex Investment Holdings Pty Ltd (ACN 101 317 677); and 8. Regional Express Pty Limited (ACN 101 325 642)

APAC-#312885949-v11 6 © Norton Rose Fulbright Australia Schedule 2 – Amendment to Existing Security Documents 1 Background (3) On 11 November 2024, the Obligors and the Commonwealth entered into the Assignment, Novation and Amendment Deed. On 23 January 2025, each Existing Security Document was amended in accordance with clause 6.1(1)(b)(iii) of the Assignment, Novation and Amendment Deed. (4) The relevant Parties to each Existing Security Document agree that the amendments to each Existing Security Document made in accordance with clause 6.1(1)(b)(iii) of the Assignment, Novation and Amendment Deed are to be disregarded and instead each Existing Security Document is amended as set out in this Schedule 2. 2 Definitions (1) In this Schedule: Assignment, Novation and Amendment Deed means the document so titled between (among others) the Obligors as continuing parties, PAG as retiring party and the Commonwealth as substitute party dated 11 November 2024; Existing Security Document means: (a) the General Security Deed (2021); (b) the General Security Deed (2024); (c) the Supplementary Security Deed (25 July 2024); (d) the Supplementary Security Deed (30 July 2024); and (e) each Mortgage; General Security (2021) means the document titled “General Security Deed” between the Obligors and PAG dated 15 March 2021 (as assigned, novated and amended from time to time, including pursuant to the Assignment, Novation and Amendment Deed); General Security (2024) means the document titled “General Security Deed” between, amongst others, the Obligors (other than the Pilot School Entities) Continuing Parties and PAG dated 30 July 2024 (as assigned, novated and amended from time to time, including pursuant to the Assignment, Novation and Amendment Deed); Leasehold Mortgage means the Mortgage over: (i) sub-lease xxxx on title xxxx located at Hangar Site, Hangar No. xxxx, xxxx, Elizabeth Avenue, Forest Hill NSW 2650 between Regional Express Holdings Limited and PAG on 15 March 2021; and (ii) underlease xxxx on land title xxxx located at Site xxxx, James Schofield Drive, Adelaide Airport, SA 5950 between Regional Express Holdings Limited and PAG on 30 April 2021; Mortgage means:

APAC-#312885949-v11 7 © Norton Rose Fulbright Australia (a) a real property mortgage of title over xxxx located at 138 Elizabeth Avenue, Forrest Hill, NSW 2650 between Regional Express Holdings Limited and PAG on 15 March 2021; (b) a real property mortgage of title over xxxx located at 2 Bowral Place, Mitchell Park, VIC 3355 between AAPA Victoria Pty Ltd and PAG on 15 March 2021; and (c) each Leasehold Mortgage, in each case as assigned, novated and amended from time to time, including pursuant to the Assignment, Novation and Amendment Deed; PAG means PAGAC Regulus Holding Pte. Ltd.; Pilot School Entities means: (a) AAPA Victoria Pty Ltd (formerly known as ST Aerospace Academy (Australia) Pty Ltd) (ACN 118 837 586); and (b) Australian Airline Pilot Academy Pty Ltd (ACN 128 392 469); Supplementary Security Deed (25 July 2024) means the document titled “Supplemental Security Deed (Aircraft)” between, Regional Express Holdings Limited (Administrators appointed) (ACN 099 547 270), Rex Investment Holdings Pty Ltd (Administrators appointed) (ACN 101 317 677) and PAG dated 25 July 2024 (as assigned, novated and amended from time to time, including pursuant to the Assignment, Novation and Amendment Deed); Supplementary Security Deed (30 July 2024) means the document titled “Supplemental Security Deed (Aircraft)” between, Regional Express Holdings Limited (Administrators appointed) (ACN 099 547 270), Rex Investment Holdings Pty Ltd (Administrators appointed) (ACN 101 317 677) and Rex Airlines Pty Ltd (Administrators appointed) (ACN 624 400 048) and PAG dated 30 July 2024 (as assigned, novated and amended from time to time, including pursuant to the Assignment, Novation and Amendment Deed). 3 Changes to each Existing Security Document (1) All references to “Subscription Agreement” in each Existing Security Document shall be deleted and replaced with “Commonwealth Facility Agreement” and the definition of “Subscription Agreement” shall be deleted. (2) All references to “Enforcement Event” in each Existing Security Document shall be deleted and replaced with “Event of Default” and the definition of “Enforcement Event” shall be deleted. (3) All references to “Loan Agreement” in each Existing Security Document shall be deleted and replaced with “Commonwealth Facility Agreement” and the definition of “Loan Agreement” shall be deleted. (4) All references to “PAG Finance Document” or “SA Finance Document” in each Existing Security Document shall be deleted and replaced with “Finance Document”.

APAC-#312885949-v11 8 © Norton Rose Fulbright Australia 4 Changes to each General Security Deed (1) The following definitions are inserted in clause 1.2 of the General Security Deed (2021) and the General Security Deed (2024): “CASA means the Civil Aviation Safety Authority.” “Commonwealth Facility Agreement means the document titled “Commonwealth Facility Agreement” between (among others) certain of the Grantors and the Secured Party dated 11 November 2024 (as amended from time to time).” “Event of Default has the meaning given to that term in a Finance Document.” “Finance Document means: (a) a “Commonwealth Finance Document” as defined in the Commonwealth Facility Agreement; and (b) a “Finance Document” as defined in the New Facility Agreement.” “International Registry means the registry established pursuant to the Cape Town Convention.” “New Facility Agreement means the document titled “Facility Agreement” between certain of the Grantors and the Secured Party dated on or about September 2025 (as amended from time to time).” “Material Contract means, at any time, any individual contract or group of inter- related contracts to which an Obligor is a party which, at that time, contributes 5% or more of the total revenue of the Obligors.” “Secured Property means all of the assets of an Obligor which from time to time are the subject of the Transaction Security.” “Permitted Security Interest has the same meaning as in the New Facility Agreement” “Security Document has the same meaning as in New Facility Agreement.” “Secured Moneys means all money and amounts (in any currency) that a Grantor is or may become liable at any time (presently, prospectively or contingently, whether alone or not and in any capacity) to pay to or for the account of the Secured Party whether alone or not and in any capacity) under or in connection with a Finance Document. It includes money and amounts: (1) in the nature of principal, interest, fees, costs, charges, expenses, duties, indemnities, guarantee obligations or damages; (2) whether arising or contemplated before or after the date of this Agreement or as a result of the assignment (with or without a Grantor's consent) of any debt, liability or Finance Document; and (3) which a person would be liable to pay but for its insolvency.” (2) All references to “Security” shall be deleted and replaced with “Security Interest”. (3) All references to “Governmental Agency” shall be deleted and replaced with “Government Agency”.

APAC-#312885949-v11 9 © Norton Rose Fulbright Australia (4) All references to “Funding Portion” shall be ignored. (5) All references to “Related Body Corporate” shall be ignored. (6) All references to “SA Obligor” shall be deleted and replaced with “Obligor”. (7) All references to “Secured Money” shall be deleted and replaced with “Secured Moneys”. (8) All references to “Loss” shall be deleted and replaced with “loss”. (9) Clause 2.5 of the General Security Deed (2021) is deleted. (10) Clause 2.5 of the General Security Deed (2024) is deleted. (11) In clause 9 (Enforcement Event and consequences) of each of the General Security Deed (2021) and General Security Deed (2024), the words “subject to the terms of the Subscription Agreement” are deleted each time they occur. (12) Clause 10 (Costs and Taxes) in each of the General Security Deed (2021) and General Security Deed (2024) is deleted and replaced with the following: “Clause 10 of the Commonwealth Facility Agreement is incorporated into this document as if set out in full with any necessary amendments.” (13) Clause 12.1 (Payment requirements) in each of the General Security Deed (2021) and General Security Deed (2024) is deleted and replaced with the following: “12.1 Payment requirements All payments by a Grantor under the Finance Documents must be made: (1) in immediately available and freely transferable funds; and (2) in A$, to the Secured Party’s account as specified by the Secured Party in writing to the Grantors or in any other manner the Secured Party directs from time to time.” (14) Clause 14.1 (Exclusion of PPSA provisions) in the General Security Deed (2021) is deleted and replaced with the following: “14.1 Exclusion of PPSA provisions Where the Secured Party has a security interest (as defined in the PPSA) under any Finance Document, to the extent the law permits: (1) for the purposes of sections 115(1) and 115(7) of the PPSA: (i) the Secured Party with the benefit of the security interest need not comply with sections 95, 118, 121(4), 125, 130, 132(3)(d) or 132(4) of the PPSA; and (ii) sections 142 and 143 of the PPSA are excluded; (2) for the purposes of section 115(7) of the PPSA, the Secured Party with the benefit of the security interest need not comply with sections 132 and 137(3);

APAC-#312885949-v11 10 © Norton Rose Fulbright Australia (3) each party waives its right to receive from the Secured Party any notice required under the PPSA (including a notice of a verification statement but not including a notice under section 135 of the PPSA); and (4) if the Secured Party with the benefit of a security interest exercises a right, power or remedy in connection with it, that exercise is taken not to be an exercise of a right, power or remedy under the PPSA unless the Secured Party states otherwise at the time of exercise. However, this clause does not apply to a right, power or remedy which can only be exercised under the PPSA. This does not affect any rights a person has or would have other than by reason of the PPSA and applies despite any other clause in any Finance Document.” (15) Clause 15 (Limited recourse provisions) in the General Security Deed (2024) is deleted. (16) Clause 16 (Notices, demands and communications) in the General Security Deed (2021) and Clause 17 (Notices, demands and communications) in the General Security Deed (2024) are deleted and replaced with the following: “Clause 13 (Notices) of the Commonwealth Facility Agreement applies to the giving of any notice, demand, consent, approval or communication in connection with this document.” (17) Clause 18.4 (Set off) in the General Security Deed (2021) is deleted and replaced with the following: “While an Event of Default is continuing, the Secured Party may, but need not, set off any matured obligation due from a Grantor under the Finance Documents (to the extent beneficially owned by the Secured Party) against any matured obligation owed by the Secured Party to that Grantor under the Finance Documents, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Secured Party may convert either obligation at a market rate of exchange for the purpose of the set-off.” 5 Changes to the Mortgages (1) The following definitions are inserted in clause 1.2 of each Mortgage: “Authorised Officer has the same meaning as in the New Facility Agreement.” “Commonwealth Facility Agreement means the document titled “Commonwealth Facility Agreement” between, amongst others, Regional Express Holdings Limited and the Mortgagee dated 11 November 2024 (as amended from time to time).” “Event of Default has the meaning given to that term in a Finance Document.” “Finance Document means: (a) a “Commonwealth Finance Document” as defined in the Commonwealth Facility Agreement; and (b) a “Finance Document” as defined in the New Facility Agreement.” “Guarantee means a guarantee, indemnity, letter of credit, legally binding letter of comfort or other obligation of any kind:

APAC-#312885949-v11 11 © Norton Rose Fulbright Australia (a) to provide funds (whether by the advance or payment of money, the purchase of or subscription for shares or other securities, the purchase of assets or services, or otherwise) for the payment or discharge of; (b) to indemnify any person against the consequences of default in the payment of; or (c) to be responsible for, an obligation or monetary liability of another person or the assumption of any responsibility or obligation in respect of the solvency or financial condition of another person.” “New Facility Agreement means the document titled “Facility Agreement” between (among others) Regional Express Holdings Limited and the Secured Party dated on or about September 2025 (as amended from time to time).” “Permitted Security Interest has the same meaning as in the New Facility Agreement.” (2) All references to “Permitted Security” shall be deleted and replaced with “Permitted Security Interest”. (3) All references to “Security” shall be deleted and replaced with “Security Interest”. (4) All references to “Secured Money” shall be deleted and replaced with “Secured Moneys”. (5) The definition of Secured Moneys in clause 1.2 of each Mortgage is deleted and replaced with a new definition of “Secured Moneys” as follows: “Secured Moneys means all money and amounts (in any currency) that a Mortgagor is or may become liable at any time (presently, prospectively or contingently, whether alone or not and in any capacity) to pay to or for the account of the Mortgagee whether alone or not and in any capacity) under or in connection with a Finance Document. It includes money and amounts: (1) in the nature of principal, interest, fees, costs, charges, expenses, duties, indemnities, guarantee obligations or damages; (2) whether arising or contemplated before or after the date of this Agreement or as a result of the assignment (with or without a Mortgagor's consent) of any debt, liability or Finance Document; and (3) which a person would be liable to pay but for its insolvency.” (5) Clause 1.3 (Interpretation) in each Mortgage is deleted and replaced with the following: “1.3 Interpretation The provisions of clause 1.2 (Interpretation) of the Commonwealth Facility Agreement are incorporated in, and apply to, this document as if set out in full with any necessary amendments. Also, a reference to 'this document' means this annexure together with any instrument of mortgage which is signed by the Mortgagor and to which this annexure is annexed.” (6) Clause 6.1 (Costs) in each Mortgage (other than the Leasehold Mortgages) and clause 7.1 (Costs) in each Leasehold Mortgage is deleted and replaced with the following:

APAC-#312885949-v11 12 © Norton Rose Fulbright Australia “Clause 11 (Costs and Expenses) of the Commonwealth Facility Agreement is incorporated into this document as if set out in full with any necessary amendments.” (7) Clause 8 (Payment requirements) in each Mortgage (other than the Leasehold Mortgages) and clause 9.1 (Payment requirements) in each Leasehold Mortgage is deleted and replaced with the following: “Payment requirements (6) On each date on which the Mortgagor is required to make a payment under a Finance Document, that Mortgagor shall make the same available to the Mortgagee (unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the Mortgagee as being customary at the time for settlement of transactions in the relevant currency in the place of payment. (7) Payment shall be made to such account at the city of Lender with such bank as the Mortgagee specifies. (8) Payment by a Mortgagor to the Mortgagee for the account of the Mortgagee satisfies the Mortgagor's obligations to make that payment.” (8) Clause 11 (Notices, demands and communications) in each Mortgage (other than the Leasehold Mortgages) and clause 12 (Notices, demands and communications) in each Leasehold Mortgage are deleted and replaced with the following: “Clause 13 (Notices) of the Commonwealth Facility Agreement applies to the giving of any notice, demand, consent, approval or communication in connection with this document.” (9) Clause 13.4 (Mortgagee may set off) in each Mortgage (other than the Leasehold Mortgages) and clause 14.4 (Mortgagee may set off) in each Leasehold Mortgage is deleted and replaced with the following: “While an Event of Default is continuing, the Mortgagee may, but need not, set off any matured obligation due from a Mortgagor under the Finance Documents (to the extent beneficially owned by the Mortgagee) against any matured obligation owed by the Mortgagee to that Mortgagor under the Finance Documents, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Mortgagee may convert either obligation at a market rate of exchange for the purpose of the set-off.” 6 Changes to each Supplementary Security Deed (1) The definition of Finance Document in clause 1 of the Supplementary Security Deed (25 July 2024) and the Supplementary Security Deed (30 July 2024) is deleted and replaced with a new definition of “Finance Document” as follows: “Finance Document means: (a) a “Commonwealth Finance Document” as defined in the Commonwealth Facility Agreement ; and (b) a “Finance Document” as defined in the New Facility Agreement.” (2) The definition of Secured Moneys in clause 1 of the Supplementary Security Deed (25 July 2024) and the Supplementary Security Deed (30 July 2024) is deleted and replaced with a new definition of “Secured Moneys” as follows:

APAC-#312885949-v11 13 © Norton Rose Fulbright Australia “Secured Moneys means all money and amounts (in any currency) that a Grantor is or may become liable at any time (presently, prospectively or contingently, whether alone or not and in any capacity) to pay to or for the account of the Secured Party whether alone or not and in any capacity) under or in connection with a Finance Document. It includes money and amounts: (1) in the nature of principal, interest, fees, costs, charges, expenses, duties, indemnities, guarantee obligations or damages; (2) whether arising or contemplated before or after the date of this Agreement or as a result of the assignment (with or without a Grantor's consent) of any debt, liability or Finance Document; and (3) which a person would be liable to pay but for its insolvency.” (4) The following definitions are inserted in clause 1 of the Supplementary Security Deed (25 July 2024) and the Supplementary Security Deed (30 July 2024): “Commonwealth Facility Agreement (means the document titled “Commonwealth Facility Agreement” between (among others) the Grantors and the Secured Party dated 11 November 2024 (as amended from time to time). “Event of Default has the meaning given to that term in a Finance Document.” “New Facility Agreement means the document titled “Facility Agreement” between (among others) the Grantors and the Secured Party dated on or about August 2025 (as amended from time to time).”

APAC-#312885949-v11 14 © Norton Rose Fulbright Australia Schedule 3– Amendment to Commonwealth Security Documents 1 Background On 20 November 2024, the Obligors (other than the Pilot School Entities) and the Commonwealth entered into the Commonwealth Security Documents. 2 Definitions (1) In this Schedule: Aircraft Mortgage SSD means the document titled “Aircraft Mortgage (Specific Security Deed)” between certain of the Obligors and the Commonwealth dated 20 November 2024; Commonwealth Security Document means: (a) the General Security Deed (Cth); and (b) the Aircraft Mortgage SSD; General Security Deed (Cth) means the document titled “General Security Deed” between the Obligors (other than the Pilot School Entities) and the Commonwealth dated 20 November 2024; Land Mortgages means: (a) a mortgage of underlease xxxx on land title xxxx located at Site xxxx, James Schofield Drive, Adelaide Airport, SA 5950 between Regional Express Holdings Limited and the Commonwealth on 20 November 2024; (b) a real property mortgage of title over xxxx located at 138 Elizabeth Avenue, Forrest Hill, NSW 2650 between Regional Express Holdings Limited and the Commonwealth on 20 November 2024; (c) a real property mortgage over sub-lease xxxx on title xxxx located at Hangar Site, Hangar No. xxxx, xxxx, Elizabeth Avenue, Forest Hill NSW 2650 between Regional Express Holdings Limited and the Commonwealth on 20 November 2024; Pilot School Entities means: (d) AAPA Victoria Pty Ltd (formerly known as ST Aerospace Academy (Australia) Pty Ltd) (ACN 118 837 586); and (e) Australian Airline Pilot Academy Pty Ltd (ACN 128 392 469). 3 General Security Deed (Cth) (1) The following definitions are inserted in clause 1.1 of the General Security Deed (Cth): “Authorisation means

APAC-#312885949-v11 15 © Norton Rose Fulbright Australia (a) an authorisation, consent, approval, resolution, licence, exemption, filing or registration; or (b) in relation to anything which will be fully or partly prohibited or restricted by law if a Government Agency intervenes or acts in any way within a specific period after lodgement, filing, registration or notification, the expiry of that period without intervention or action” “Event of Default has the meaning given to that term in a Commonwealth Finance Document.” “Permitted Security Interest has the same meaning as in the New Facility Agreement.” “New Facility Agreement means the document titled “Facility Agreement” between the Grantors and the Secured Party dated on or about August 2025 (as amended from time to time).” (2) All references to “Existing Lender Security Documents” shall be deleted. (3) All references to “Existing Lender” shall be deleted. (4) All references to “Repeating Representations” shall be deleted and replaced by “representations and warranties given in any Finance Document”. (5) All references to “Insolvency” shall be deleted and replaced with “Insolvency Event”. (6) Clause 3 (Administrators’ liability) of the General Security Deed (Cth) is deleted. 4 Aircraft Mortgage (SSD) (1) All references in the Aircraft Mortgage SSD to “Facility Agreement” shall be deleted and replaced with “Commonwealth Facility Agreement”. (2) The following definitions are inserted in clause 1.1 of the Aircraft Mortgage SSD: “Commonwealth Facility Agreement means the document titled “Commonwealth Facility Agreement” between (among others) certain of the Grantors and the Secured Party dated 11 November 2024, as it may from time to time be amended, restated, novated, or replaced (however fundamentally, including by an increase of any size in the amount of the facilities made available under it, the alternation of the nature, purpose or period of those facilities or the change of its parties).” “Event of Default has the meaning given to that term in a Commonwealth Finance Document.” (3) Clause 3 (Administrators’ liability) of the Aircraft Mortgage SSD is deleted. (4) Clause 14.1 (Application) of the Aircraft Mortgage SSD is deleted and replaced with the following: “The Remedy Proceeds received under or arising out of this document or any Collateral Security granted by each Grantor will be applied towards paying the Secured Money subject to the repayment of any claims having priority over any claim of the Secured Party, including any Permitted Lien.”

APAC-#312885949-v11 16 © Norton Rose Fulbright Australia 5 Land Mortgages (1) All references in each Land Mortgage to “Facility Agreement” shall be deleted and replaced with “Commonwealth Facility Agreement”; (2) The following definitions are inserted in clause 1.1 of each Land Mortgage: “Authorisation means has the same meaning as in the New Facility Agreement;” “Commonwealth Facility Agreement means the document titled “Commonwealth Facility Agreement” between ,among others, Regional Express Holdings Limited and the Mortgagee dated 11 November 2024, as it may from time to time be amended, restated, novated, or replaced (however fundamentally, including by an increase of any size in the amount of the facilities made available under it, the alternation of the nature, purpose or period of those facilities or the change of its parties);” “Compensation Event means any confiscation, resumption, appropriation, forfeiture, repurchase, redemption or compulsory acquisition of the Mortgaged Property by any person under a law or otherwise;” “Event of Default has the meaning given to that term in a Commonwealth Finance Document;” “Material Adverse Effect has the same meaning as in the New Facility Agreement;” “New Facility Agreement means the document titled “Facility Agreement” between, among others, Regional Express Holdings Limited and the Mortgagee dated on or about August 2025, as it may from time to time be amended, restated, novated, or replaced (however fundamentally, including by an increase of any size in the amount of the facilities made available under it, the alternation of the nature, purpose or period of those facilities or the change of its parties);” (3) All references to “Governmental Agency” shall be deleted and replaced with “Government Agency”. (4) Clause 2 (Administrators’ liability) of each Land Mortgage is deleted.

APAC-#312885949-v11 17 © Norton Rose Fulbright Australia Signing Pages Obligors Executed by Regional Express Holdings Limited ACN 099 547 270 in accordance with section 127 of the Corporations Act 2001 (Cth): Director/company secretary Director Name of director/company secretary (BLOCK LETTERS) Name of director (BLOCK LETTERS) Executed by Rex Investment Holdings Pty Ltd ACN 101 317 677 in accordance with section 127 of the Corporations Act 2001 (Cth): Director/company secretary Director Name of director/company secretary (BLOCK LETTERS) Name of director (BLOCK LETTERS) Executed by Regional Express Pty Ltd ACN 101 325 642 in accordance with section 127 of the Corporations Act 2001 (Cth): Director/company secretary Director Name of director/company secretary (BLOCK LETTERS) Name of director (BLOCK LETTERS) Executed by Air Partners Pty Ltd ACN 065 221 356 in accordance with section 127 of the Corporations Act 2001 (Cth): Director/company secretary Director Name of director/company secretary (BLOCK LETTERS) Name of director (BLOCK LETTERS)

APAC-#312885949-v11 18 © Norton Rose Fulbright Australia Executed by AAPA Victoria Pty Ltd ACN 118 837 586 in accordance with section 127 of the Corporations Act 2001 (Cth): Director/company secretary Director Name of director/company secretary (BLOCK LETTERS) Name of director (BLOCK LETTERS) Executed by Australian Airline Pilot Academy Pty Ltd ACN 128 392 469 in accordance with section 127 of the Corporations Act 2001 (Cth): Director/company secretary Director Name of director/company secretary (BLOCK LETTERS) Name of director (BLOCK LETTERS) Executed by Australian Aero Propeller Maintenance Pty Ltd ACN 131 278 889 in accordance with section 127 of the Corporations Act 2001 (Cth): Director/company secretary Director Name of director/company secretary (BLOCK LETTERS) Name of director (BLOCK LETTERS) Executed by Rex Flyer Pty Ltd ACN 671 816 621 in accordance with section 127 of the Corporations Act 2001 (Cth): Director/company secretary Director Name of director/company secretary (BLOCK LETTERS) Name of director (BLOCK LETTERS)

APAC-#312885949-v11 19 © Norton Rose Fulbright Australia

APAC-#312885949-v11 20 © Norton Rose Fulbright Australia Commonwealth Signed, sealed and delivered by the Commonwealth of Australia, as represented by the Department of Infrastructure, Transport, Regional Development, Communications, Sport and the Arts (ABN 86 267 354 017) by a duly authorised representative in the presence of: Signature of witness Signature of authorised representative Name of witness (BLOCK LETTERS) Name of authorised representative (BLOCK LETTERS) Address of witness

APAC-#312885949-v11 21 © Norton Rose Fulbright Australia Annexure A – Further Amended and Restated Commonwealth Facility Agreement 41330944v1